UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 20, 2019

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Blvd, Suite 300, Atlanta GA  30319

(Address of principal executive offices / Zip Code)

(404) 566-4865

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HDVY	NA

ITEM 7.01 Regulation FD Disclosure

Earlier this month, the United States Patent and Trademark Office (“USPTO”) issued U.S. Patent No. 10,402,685 (“SVM-RFE Patent”) for Health Discovery Corporation’s patent application covering Support Vector Machine-Recursive Feature Elimination methods (“SVM-RFE”).  Health Discovery Corporation now owns four patents in the United States and five international patents related to SVM-RFE and is the sole owner of all patents related to SVM-RFE. Furthermore, the USPTO, granted a Patent Term Adjustment (“PTA”) to the SVM-RFE Patent. The PTA is 1,785 days (almost 5 years), which is added to the normal 20-year-from-filing patent term. The USPTO granted this adjustment to offset delays that occurred within the USPTO during the examination process and interference proceedings.  This means the SVM-RFE Patent term has been extended from August 7, 2020 to June 7, 2025.

As previously disclosed in September 2016, the USPTO had declared an Interference between Health Discovery Corporation’s SVM-RFE Patent application and Intel Corporation’s Patent No. 7,685,077, entitled “Recursive Feature Eliminating Method based on a Support Vector Machine”.   The Interference was an administrative proceeding within the USPTO used to determine which party was the first to invent an invention that was claimed in two (or more) independently owned patent applications.   Subsequently, on February 27, 2019, the USPTO ruled in favor of Health Discovery Corporation on the SVM-RFE Patent application. The Patent Trial and Appeal Board (“PTAB”) of the USPTO issued its decision, finding that Health Discovery Corporation is entitled to claim exclusive ownership rights to the SVM-RFE technology as set forth in the SVM-RFE Patent application that was filed to provoke the Interference.  The decision ordered Intel Corporation’s Patent No. 7,685,077 to be cancelled.  The decision also dismissed Intel Corporation’s motions challenging the validity of Health Discovery Corporation’s pending claims and issued patents covering SVM-RFE.

As a result of the issuance of the SVM-RFE Patent, Health Discovery Corporation now has the right to exclude others from developing, commercializing or licensing this patented technology without the uncertainty of the Interference or concerns over the ownership of the all SVM-RFE patents. Additionally, Health Discovery Corporation is taking the necessary steps to protect its sole ownership of SVM-RFE patents against infringement.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: September 20, 2019	By:	/s/ George H. McGovern, III
George H. McGovern, III Chairman & Chief Executive Officer